UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Matters

At the Annual Meeting of Stockholders of Cleveland Biolabs, Inc. (the “Company”) held on April 14, 2015 (the “2015 Annual Meeting”) in Buffalo, New York, Julia R. Brown, Daniel F. Hoth, M.D. and Alexander Polinsky, Ph.D. retired from the Company’s board of directors (the “Board”), following the expiration of their current terms.

The Board has reconstituted the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee such that the following individuals comprise each of the committees:

Audit Committee: James J. Antal (Chair); Randy Saluck; Richard S. McGowan

Compensation Committee: Richard S. McGowan (Chair); Anthony Principi; James J. Antal

Nominating and Corporate Governance Committee: Anthony Principi (Chair); Randy Saluck; Richard S. McGowan

Amendments to Equity Incentive Plan and Employee Stock Purchase Plan

At the 2015 Annual Meeting, the stockholders approved an amendment to the Cleveland BioLabs Equity Incentive Plan, as amended and restated effective April 29, 2008 and as amended from time to time thereafter (the “Equity Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 150,000 and revise the maximum number of shares that may be covered by a grant under the Equity Plan to any one participant in any calendar year to 100,000, as described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 5, 2015 (the “Proxy Statement”).

As of February 20, 2015, there were 94,288 shares reserved and available for issuance pursuant to grants of future awards under the Equity Plan, there were 258,557 shares reserved for issuance pursuant to previously granted and outstanding unexercised options, and 147,155 shares had previously been issued pursuant to the exercise of options and in settlement of other awards previously granted under the Equity Plan.

A summary of the Equity Plan is set forth in the Proxy Statement. That summary and the foregoing description of the amendment to the Equity Plan is qualified in entirety by reference to the complete text of the amendment to the Equity Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

At the 2015 Annual Meeting, the stockholders approved an amendment to the 2013 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock authorized to be issued thereunder by 100,000 and increase the number of shares added to the ESPP annually to 100,000 commencing January 1, 2016, as described in the Proxy Statement.

As of March 5, 2015, there were 125,000 shares reserved and available for issuance under the ESPP. Following stockholder approval of the amendment to the ESPP at the 2015 Annual Meeting, the total number of shares authorized to be issued pursuant to the ESPP was increased to 225,000 and will increase annually each January 1 commencing on January 1, 2016 by an additional 100,000 shares.

A summary of the ESPP is set forth in the Proxy Statement. That summary and the foregoing description of the amendment to the ESPP is qualified in entirety by reference to the complete text of the ESPP, as amended, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Prior to the 2015 Annual Meeting, on February 17, 2015, the Compensation Committee, as administrator of both the Equity Plan and the ESPP, adopted resolutions to proportionately adjust the number of shares subject to the Equity Plan and the ESPP in accordance with the 20-to-1 reverse stock split effected by the Company on January 28, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of matters submitted to a stockholder vote at the 2015 Annual Meeting are as follows:

Proposal 1: Election of Directors. Nine nominees were elected to serve on the Company’s Board until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
James J. Antal	1,258,481	75,275	1,284,409
Elena Kasimova	1,256,599	77,157	1,284,409
Richard S. McGowan	1,260,934	72,822	1,284,409
Anthony Principi	1,210,578	123,178	1,284,409
Randy Saluck	1,285,361	48,395	1,284,409
Yakov Kogan	1,196,899	136,857	1,284,409
Andrei Gudkov	1,292,967	40,879	1,284,409

Proposal 2: Ratification of Meaden & Moore, Ltd. as the independent registered public accounting firm for the fiscal year ended December 31, 2015. The selection of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015 was ratified with the votes set forth below:

For	Against	Abstain
2,571,836	41,536	4,793

Proposal 3: Advisory vote to approve compensation of the named executive officers. The resolution relating to the non-binding stockholder advisory vote to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,055,474	270,408	7,874	1,284,409

Proposal 4: Authorization of the issuance of 20% or more of the Company’s common stock. The resolution relating to authorization of the issuance of 20% or more of the Company’s common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of the Company’s common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,155,134	169,959	8,663	1,284,409

Proposal 5: Approval of Third Amendment of the Cleveland BioLabs Equity Incentive Plan. The resolution relating to the approval of the Third Amendment of the Cleveland BioLabs, Inc. Equity Incentive Plan to increase the number of shares of common stock authorized to be issued thereunder by 150,000 shares and to revise the maximum number of shares that may be covered by a grant thereunder to any one Participant in any calendar year to 100,000, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,127,888	201,116	4,752	1,284,409

Proposal 6: Approval of the First Amendment to the Employee Stock Purchase Plan. The resolution relating to the approval of the First Amendment to the Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued thereunder by 100,000 shares and to increase the number of shares added to the plan annually to 100,000, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,038,396	290,555	4,805	1,284,409

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.1	Third Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan

10.2	First Amendment to Cleveland BioLabs, Inc. Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2015	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer